UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2005

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

On May 4, 2005, Inland Real Estate Corporation (the “Company”) issued a press release announcing its unaudited financial results for the first fiscal quarter ended March 31, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.  A copy of the supplemental financial information for the three months ended March 31, 2005 referenced in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.

The information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On April 29, 2005, the Company issued a press release announcing its acquisition of Orland Park Place, a 598,054 square-foot multi-tenant regional power retail center located in Orland Park, Illinois.  The Company agreed to pay the sellers approximately $76.9 million at the closing, plus future contingent payments in aggregate maximum amount of approximately $8.3 million as currently vacant space is leased.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On May 3, 2005, the Company issued a press release announcing its acquisition of Northgate Shopping Center for approximately $9.7 million.  Northgate Shopping Center is a newly developed 74,700 square-foot multi-tenant grocery-anchored retail center located in Sheboygan, Wisconsin, approximately 60 miles north of Milwaukee.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)                                    Financial Statements of Businesses Acquired: N/A

(b)                                   Pro Forma Financial Information: N/A

(c)                                    Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated May 4, 2005

99.2	Supplemental financial information of Inland Real Estate Corporation for the three months ended March 31, 2005

99.3	Press release of Inland Real Estate Corporation, dated April 29, 2005

99.4	Press release of Inland Real Estate Corporation, dated May 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: May 4, 2005	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	Executive Vice President, Chief
Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated May 4, 2005

99.2	Supplemental financial information of Inland Real Estate Corporation for the three months ended March 31, 2005

99.3	Press release of Inland Real Estate Corporation, dated April 29, 2005

99.4	Press release of Inland Real Estate Corporation, dated May 3, 2005